Exhibit 99.2

Risk Factors Relating to the Amendment Proposal

Except where the context suggests otherwise, the terms “Company,” “we,” “us,” “our,” and “Canopy Growth” refer to Canopy Growth Corporation, a corporation incorporated under the Canada Business Corporations Act. Capitalized terms used in this Exhibit 99.2 and not defined have the meanings set forth in the Current Report on Form 8-K to which this Exhibit 99.2 relates.

In assessing the resolution approving the Amendment Proposal, our shareholders (“Shareholders”) should carefully consider the risks described below. Shareholders should also carefully consider the risks described under the heading “Risk Factors” in Canopy Growth’s annual report on Form 10-K for Canopy Growth’s fiscal year ended March 31, 2022 filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission (“SEC”) through EDGAR at www.sec.gov/edgar, which risk factors are incorporated herein by reference. Readers are cautioned that such risk factors are not exhaustive and additional risks and uncertainties, including those currently unknown or considered immaterial to the Company may also adversely affect the Company.

Cannabis is a controlled substance in the United States and therefore subject to the Controlled Substances Act.

We are indirectly involved in ancillary activities related to the cannabis industry in jurisdictions in the United States where local state law permits such activities and, by virtue of, among other transactions, the Existing Acreage Arrangement, the Floating Share Arrangement, the Wana Option, the right to acquire all of the issued and outstanding shares of Jetty (the “Jetty Option”), our subsidiary’s right to acquire 19.99% of the membership interests of Cultiv8 Interests, LLC (the “Cultiv8 Option”), our subsidiary’s warrant to acquire 15.0% of the common units of Strix II, LLC (the “Strix Warrant”) and our holding of securities in the capital of TerrAscend, we may be indirectly associated with the cultivation, processing or distribution of cannabis in the United States. In the United States, cannabis is regulated at both the federal and state levels. To our knowledge, there are to date a total of 38 states, and the District of Columbia, that have now legalized cannabis in some form, including California, Nevada, New York, New Jersey, Washington and Florida. Although several states allow the sale of cannabis at the state level, cannabis continues to be categorized as a controlled substance under the Controlled Substances Act (the “CSA”) and, as such, cultivation, distribution, sale and possession of cannabis violates federal law in the United States. The inconsistency between federal and state laws and regulations may result in a loss of the value of our investments and alliances in these businesses.

While state regulation in certain U.S. states may take a permissive approach to medical and/or recreational use of cannabis, the CSA may still be enforced by U.S. federal law enforcement officials against individuals and companies operating in those states for activity that is legal under state law. If the United States Department of Justice opted to pursue a policy of aggressively enforcing U.S. federal law against financiers or equity owners of cannabis-related businesses, then Acreage, TerrAscend, Wana and Jetty, for instance, could face (i) seizure of their cash and other assets used to support or derived from their business activities; and/or (ii) the arrest of its employees, directors, officers, managers and/or investors, who could face charges of ancillary criminal violations of the CSA for aiding and abetting and conspiring to violate the CSA by virtue of providing financial support to state-licensed or permitted cultivators, processors, distributors, and/or retailers of cannabis.

While we believe that we comply with all applicable laws and regulations, there is a risk that our interpretation of laws, regulations, and guidelines, may differ from those of others, including those of shareholders, government authorities, securities regulators, and stock exchanges. However, in this regard, please see the disclosure under the heading “—The stock exchanges on which we are listed, such as the TSX and Nasdaq, may disagree with our interpretations of their policies, including that financial consolidation of Canopy USA may be permissible under Nasdaq’s general policies”. In the event of an aggressive enforcement policy, the United States Department of Justice could allege that we and the Board, and potentially our Shareholders, “aided and abetted” violations of U.S. federal law as a result of the Existing Acreage Arrangement, the Floating Share Arrangement, the Wana Option, the Jetty Option, the Cultiv8 Option, the Strix Warrant or other transactions involving us. In these circumstances, we may lose our entire investment and directors, officers and/or our Shareholders may be required to defend any criminal charges against them at their own expense and, if convicted, be sent to federal prison.

Violations of any federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings initiated by either the federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities or divestiture. This could have a material adverse effect on us, including our reputation and ability to conduct business, the listing of our securities on the Toronto Stock Exchange (the “TSX”), the Nasdaq Global Select Market (“Nasdaq”) or other exchanges, our financial position, operating results, profitability or liquidity or the market price of our listed securities. Overall, an investor’s contribution to and involvement in our activities may result in federal civil and/or criminal prosecution, including forfeiture of his or her entire investment.

We are subject to certain restrictions of the TSX and Nasdaq, which may constrain our ability to expand our business in the United States.

Our Shares are currently listed on the TSX and Nasdaq, and accordingly, so long as we choose to continue to be listed on these exchanges, we must comply with the TSX and Nasdaq requirements or guidelines when conducting business, especially when pursuing opportunities in the United States.

On October 16, 2017, the TSX provided clarity regarding the application of Sections 306 (Minimum Listing Requirements) and 325 (Management) and Part VII (Halting of Trading, Suspension and Delisting of Securities) of the TSX Company Manual (collectively, the “TSX Requirements”) to TSX-listed issuers with business activities in the cannabis sector. In TSX Staff Notice 2017-0009 (the “TSX Staff Notice”), the TSX notes that issuers with ongoing business activities that violate U.S. federal law regarding cannabis are not in compliance with the TSX Requirements. The TSX reminded issuers that, among other things, should the TSX find that a listed issuer is engaging in activities contrary to the TSX Requirements, the TSX has the discretion to initiate a delisting review. Although we believe that we comply with all applicable laws and regulations, including the TSX Requirements, there is a risk that our interpretation may differ from the TSX and failure to comply with the TSX Requirements could result in a delisting of our Shares from the TSX or the denial of an application for certain approvals, such as to have additional securities listed on the TSX, which could have a material adverse effect on the trading price of our Shares and could have a material adverse effect on our business, financial condition and results of operations.

While Nasdaq has not issued official rules specific to the cannabis or hemp industry, stock exchanges in the United States, including Nasdaq, have historically refused to list certain cannabis related businesses, including cannabis retailers, that operate primarily in the United States. Failure to comply with any requirements imposed by Nasdaq could result in the delisting of our Shares from Nasdaq or denial of any application to have additional securities listed on Nasdaq, which could have a material adverse effect on the trading price of our Shares. In this regard, please see the disclosure under the heading “—The stock exchanges on which we are listed, such as the TSX and Nasdaq, may disagree with our interpretations of their policies, including that financial consolidation of Canopy USA may be permissible under Nasdaq’s general policies.”

Federal law in the United States may impose restrictions on our ability to bank with certain institutions, repatriate funds to Canada or pay dividends to Shareholders.

The U.S. federal prohibitions on the sale of cannabis may result in us or Canopy USA being restricted from accessing the U.S. banking system and we may be unable to deposit funds in federally insured and licensed banking institutions. Banking restrictions could be imposed due to institutions not accepting payments and deposits. We are at risk that any of our bank accounts could be closed at any time. Such risks increase our costs and our ability to handle any revenue received. In addition, activities in the U.S., and any proceeds thereof, may be considered proceeds of crime due to the fact that cannabis remains federally illegal in the U.S. This may restrict our ability to declare or pay dividends, effect other distributions or subsequently repatriate such funds back to Canada.

We may be subject to heightened scrutiny by regulatory authorities.

Any future investments, joint ventures or operations in the United States, may become the subject of heightened scrutiny by regulators, stock exchanges and other authorities in Canada. As a result, we may be subject to significant direct and indirect interaction with public officials. There can be no assurance that this heightened scrutiny will not in turn lead to the imposition of certain restrictions on our ability to invest in the United States or any other jurisdiction, in addition to those described herein.

The stock exchanges on which we are listed on, such as the TSX and Nasdaq, may disagree with our interpretations of their policies, including that financial consolidation of Canopy USA may be permissible under Nasdaq’s general policies.

Our listings on the TSX and Nasdaq prohibit us from investing in, or acquiring, state regulated, but federally illegal, businesses in the United States cannabis market until a change in United States federal law occurs or we delist our Shares from the TSX and Nasdaq and list on an alternative exchange that does not prohibit investments in United States cannabis businesses. While we believe that we comply with all applicable laws and regulations, as well as the applicable cannabis related policies of the TSX and Nasdaq, our interpretation may differ from those of the stock exchanges now or in the future, and therefore, the TSX or Nasdaq could allege that, as a result of our non-voting and non-participating interest in Canopy USA, we violate the exchanges cannabis-related policies.

Nasdaq has objected to Canopy Growth consolidating the financial results of Canopy USA in the event that Canopy USA closes on the acquisition of Wana, Jetty or the Fixed Shares of Acreage. Nasdaq has proposed that such consolidation is impermissible under Nasdaq’s general policies. The Company intends to comply with the SEC guidance on the application of accounting principles generally accepted in the United States (“U.S. GAAP”) for financial reporting purposes. The Company disagrees with Nasdaq’s potential application of its general policies as the basis for its objection since it contradicts the Company’s financial reporting requirements under U.S. GAAP including its application to THC plant touching businesses. While we are in regular dialogue with our auditors, regulatory bodies and the stock exchanges, there is no assurance that Nasdaq will harmonize their general policies with the SEC accounting guidance. As such, there can be no assurance that we will remain listed on the stock exchanges we are currently listed on, which could have a material adverse effect on our business, financial condition and results of operations. In the event of a delisting from a stock exchange, there is no assurance that we will be able to satisfy the conditions required to list on an alternative stock exchange.

The anticipated benefits of the strategy involving Canopy USA may not be realized.

Achieving the benefits anticipated through Canopy USA depends in part on the ability of Canopy USA to effectively capitalize on its scale, to realize the anticipated capital and operating synergies, to profitably sequence the growth prospects and to maximize the potential of its growth opportunities. The ability to realize these benefits from the acquisitions of Acreage, Wana and Jetty by Canopy USA will depend, in part, on successfully consolidating certain functions and integrating operations, procedures and personnel in a timely and efficient manner, as well as on Canopy USA’s ability to realize the anticipated growth opportunities and synergies. The integration of Acreage, Wana and Jetty by Canopy USA will require the dedication of substantial effort, time and resources on the part of Canopy USA’s management which may divert management’s focus and resources from other strategic opportunities available to Canopy USA and from operational matters during this process. In addition, the integration process could result in disruption of existing relationships with suppliers, employees, customers and other constituencies of each company. There can be no assurance that Canopy USA’s management will be able to integrate the operations of each of the businesses successfully or achieve any of the synergies or other benefits that are anticipated.

Operational and strategic decisions with respect to the integration of Acreage, Wana and Jetty have not yet been made and may present challenges. It is possible that the integration process could result in the loss of key employees, the disruption of the respective ongoing businesses or inconsistencies in standards, controls, procedures and policies that adversely affect the ability of management to maintain relationships with clients, suppliers, employees or to achieve the anticipated benefits. The performance of Canopy USA could be adversely affected if Canopy USA cannot retain key employees. As a result of these factors, it is possible that certain benefits expected from the formation of Canopy USA may not be realized. Any inability of Canopy USA’s management to successfully integrate the operations could have a material adverse effect on our business, financial condition and results of operations.

Canopy USA may divert the attention of our management, impact our ability to attract or retain key personnel or impact third party business relationships.

The attention of our management may be diverted from the day-to-day operations of Canopy Growth in connection with the transactions that may be entered into between us and Canopy USA. These disruptions could be exacerbated by delays in completing certain transactions and could result in lost opportunities or negative impacts on performance, which could have a material and adverse effect on our current and future business, operations, financial condition and results of operations or prospects. As a result of the uncertainty, certain of our officers and employees may experience uncertainty about their future roles, which may adversely affect our ability to attract or retain key management and personnel.

In addition, third parties with which we currently have business relationships, including auditors, banks, industry partners, customers and suppliers, may experience uncertainty associated with our U.S. strategy, including with respect to maintaining current or future relationships with us. While we believe that we comply with all applicable laws and regulations, there is a risk that our interpretation of laws, regulations, and guidelines, may differ from those of others, including those of our auditors, banks, industry partners, customers and suppliers. Such uncertainty could have a material and adverse effect on our current and future business, operations, results of operations, financial condition and prospects.

Certain of our directors, officers and employees may have interests that may be different from those of our Shareholders.

In considering the unanimous recommendation of the Board to vote in favor of the resolution to approve the Amendment Proposal, Shareholders should be aware that certain members of our executive leadership team and the Board have interests in connection with the Amendment Proposal that differ from, or are in addition to, those of Shareholders generally and may present them with actual or potential conflicts of interest in connection with the Amendment Proposal. For example, three of our current directors are executive officers of Constellation and a fourth is also a Constellation director. Each of these four Canopy Growth directors was designated by Constellation pursuant to the Second Amended and Restated Investor Rights Agreement, dated as of April 18, 2019, by and among the Company, CBG and Greenstar. In addition, Constellation has indicated its current intention to convert its current holdings of Shares into Exchangeable Shares, conditional upon the approval of the Amendment Proposal. The Board was aware of, and considered, these interests when it determined to unanimously recommend that Shareholders vote in favor of the resolution to approve the Amendment Proposal.

The failure to approve the Amendment Proposal could negatively impact us and our future operations, financial condition and prospects.

The resolution to approve the Amendment Proposal requires approval by 66 2⁄3% of the votes cast by the Shareholders present in person or represented by proxy at the Meeting. There can be no certainty, nor can we provide any assurance, that the required Shareholder approval will be obtained. If the Amendment Proposal is not approved, the Floating Share Arrangement will not be completed and the Acreage Option, Wana Option and Jetty Option will not be exercised on the anticipated timeline. In addition, the Company is contractually required pursuant to the terms of the Consent Agreement, to convert its Non-Voting Shares into Canopy USA Common Shares and cause Canopy USA to repurchase the Canopy USA Common Shares held by the third-party investors in the event that the Consent Agreement is terminated, which will occur if CBG and Greenstar have not converted its Shares into Exchangeable Shares by the later of (i) sixty days after the Meeting or (ii) February 28, 2023. There are risks that the dedication of substantial resources by our management to the completion of these transactions could have a negative impact on our current business relationships (including with current and prospective employees, customers, distributors, suppliers and partners) and could have a material adverse effect on our current and future business, operations, results of operations, financial condition and prospects. In addition, failure to approve the Amendment Proposal for any reason could materially and negatively impact the market price of our Shares.

The Company has not received audited financial statements with respect to Wana or Jetty.

The current financial information regarding Wana and Jetty that management has reviewed was prepared from Wana and Jetty’s internal management accounts. These internal management accounts and other information provided by each of Wana and Jetty have not been audited, reviewed, compiled, examined or subject to any procedures by an independent chartered public accountant or Canopy Growth’s independent registered public accounting firm, and Canopy Growth has not independently verified the management accounts or the related financial information provided by each of Wana and Jetty. In addition, actual results for such periods may not be indicative of future results.

While the Company understands that Jetty and Wana are working to produce audited financial statements, the Company has not received such audited financial statements to date. These audited financial statements may include financial results that are less positive than the unaudited financial information for Wana and Jetty that have been provided to the Company.

Acreage’s financial statements express doubt about its ability to continue as a going concern.

Acreage’s publicly available audited financial statements as of and for three years ended December 31, 2021 and its publicly available financial statements as of and for the six months ended June 30, 2022 (“Acreage’s June 30, 2022 Financial Statements”) express doubt about Acreage’s ability to continue as a going concern. In particular, Acreage’s June 30, 2022 Financial Statements state: “[Acreage] had an accumulated deficit as of June 30, 2022, as well as a net loss and negative cash flow from operating activities for the six months ended June 30, 2022. These factors raise substantial doubt about [Acreage]’s ability to continue as a going concern for at least one year from [August 9, 2022, which is the date Acreage filed its quarterly report on Form 10-Q with the SEC and issued its financial statements].” In the event that Acreage is unable to continue as a going concern, the Existing Acreage Arrangement and the Floating Share Arrangement may not be completed. In the event that the Existing Acreage Arrangement and the Floating Share Arrangement are completed and Acreage is unable to continue as a going concern, this would have a negative impact on Canopy USA’s business, financial results and operations and have an adverse impact on the Company’s United States strategy, and, ultimately, the Company’s financial results and operations.

The Exchangeable Shares have different rights from the Shares and there may never be a trading market for the Exchangeable Shares.

If the Amendment Proposal is approved, Shareholders will have the option to convert their Shares into Exchangeable Shares. There are important differences between the rights of the Shares and the Exchangeable Shares. While each Exchangeable Share is convertible into a Share, the Exchangeable Shares will not carry voting rights, rights to receive dividends or other rights upon dissolution. For example, holders of Exchangeable Shares will not be able to exercise voting rights at meetings of Shareholders and will not receive distributions if dividends are declared by our Board. The differences between the rights of holders of the Exchangeable Shares and Shares are significant and may materially and adversely affect the market value of your investment.

Presently, there are no plans to list the Exchangeable Shares on a securities exchange or in the over-the-counter market, and there is not expected to be a market for trading of the Exchangeable Shares. Thus, persons holding Exchangeable Shares will likely have no ability to sell their Exchangeable Shares and will likely have to exchange them for Shares in order to have any liquidity.

The trading price of our Shares cannot be guaranteed and may be volatile due to various market-related and other factors.

Securities markets have a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations in price which have not necessarily been related to the operating performance, underlying asset values or prospects of such companies. Securities of companies in the cannabis industry have experienced substantial volatility often based on factors unrelated to the financial performance or prospects of the companies involved. These factors include global economic developments and market perceptions of the industry. There can be no assurance that continuing fluctuations in price will not occur. The market price of the Shares is also likely to be affected by changes in our financial condition or results of operations. Other factors unrelated to our performance that may have an effect on the price of our Shares include: (a) current events affecting the economic situation in Canada, the United States and internationally; (b) trends in the cannabis industry; (c) regulatory and/or government actions, rulings or policies; (d) changes in financial estimates and recommendations by securities analysts or rating agencies; (e) acquisitions and financings; (f) quarterly variations in operating results; (g) the operating and share price performance of other companies, including those that investors may deem comparable; and (g) the issuance of additional equity securities or the perception that such issuance may occur.